Exhibit 99.1

Investor Contact: Robert Jaffe rjaffe@rjaffeco.com 424.288.4098

NANTHEALTH REPORTS 2021 SECOND QUARTER FINANCIAL RESULTS

•Q2 2021 Financial Highlights:
•Total net revenue was $16.1 million
•Gross margin was 56%
•Completed $137.5 million financing transaction, extending maturity of debt and increasing cash position to $52 million at June 30
•NaviNet AllPayer won Digital Health Award in Connected Digital category for enhancing digital payer transactions
•Post Quarter End:
•Announced appointment of Tiffany Avery, MD, MPH, as NantHealth’s Chief Medical Officer

Culver City, Calif. – August 5, 2021 — NantHealth, Inc. (NASDAQ-GS: NH), a provider of enterprise solutions that help businesses transform complex data into actionable insights, today reported financial results for its second quarter ended June 30, 2021.

“Our 2021 second-quarter financial results were in-line with our expectations and remained steady compared with the previous quarter,” said Ron Louks, Chief Operating Officer, NantHealth. "We are focused on investing in our business through the development of enhancements and additional capabilities for our product and service lines. To that end, during the second quarter we expanded Eviti Connect beyond oncology to cover a new disease state, autoimmune, and we expect to launch a tailored pilot program with a key customer during the second half of this year. We are also continuing our research and development initiatives to build out our data services and cloud capabilities to complement our existing portfolio of products.

As a result of the $137.5 million financing transaction completed in April, the Company's cash increased to $52 million at June 30, 2021 after paying off substantially all of its 2016 Notes.

Software and Services Highlights:

•Clinical Decision Support (Eviti®):

•Continued the development of Eviti Connect for autoimmune diseases, including the creation of a completely new CMS library application, which allows multiple dosing and scheduling per treatment plan and sharing justifications across multiple regimens. This design allows for new autoimmune drug policy and modifications at scale and in near real time

•Launched a new payer reporting application making it easier for customers to view a broad range of data analytics and reporting, enabling insights into network utilization for better informed, real-time business decisions

•Achieved Eviti Connect milestone: 10 years of helping oncology practices and health plans prescribe and reimburse high-quality, high-value patient care:

◦Over 345,000 members have received evidence-based cancer treatment protocols that enable access to the highest standards of care available

◦6,900+ medical practices across the U.S. have used Eviti Connect to submit treatment plans for validation

◦Significant platform investments have driven 80+ major product releases, including continual updates to the regimen library and clinical trials database

•Payer Engagement (NaviNet® and Population Health Management):

•AllPayer, the Company's direct-to-provider solution, recorded its eighth consecutive quarter of growth and introduced enhancements to drive revenue:

◦Consolidated AllPayer pricing tiers into one simplified plan, AllPayer Advantage, giving customers an upgraded option that provides higher value, resulting in improved average revenue per customer

◦Released a new Medicare Eligibility and Benefits API, enabling providers to connect directly to Medicare, improving speed and accuracy of billing and collections

•Network Monitoring and Management (The OpenNMS Group, Inc.):

•Debuted an updated visual identity, including a new logo and website, to reflect the evolution of OpenNMS as a market leader in open source network monitoring and management

•Announced a new reseller, Software Information Resource Corporation (SIRC), securing a five-year renewal from a major government agency

•Delivered hardware appliances for secure distributed monitoring for beta testing with a Fortune 500 consumer electronics company

•Released Meridian 2021, introducing Application Performance Monitoring (APM)/Digital Experience Monitoring (DEM) functionalities to enterprise OpenNMS users

•Released Horizon 28, which now enables users to visualize and filter traffic flows by quality of service (QoS). Users can create congestion reports and make changes as needed to ensure optimal service performance

Business and Financial Highlights

For the 2021 second quarter:

•Total net revenue was $16.1 million compared with $17.6 million in Q2 of 2020.

•Gross profit was $9.1 million, or 56% of total net revenue, compared with $10.3 million, or 58% of total net revenue, for the prior-year period.

•Selling, general and administrative (SG&A) expenses decreased to $11.8 million from $12.0 million in the 2020 second quarter.

•Research and development (R&D) expenses increased to $4.8 million from $4.2 million.

•Net loss from continuing operations attributable to NantHealth, net of tax, was $15.3 million, or $0.13 per share, compared with $48.3 million, or $0.44 per share, in the 2020 second quarter.

•Non-GAAP net loss from continuing operations attributable to NantHealth was $8.8 million, or $0.08 per share, compared with $7.5 million, or $0.07 per share, for the second quarter of 2020.

•At June 30, 2021, cash and cash equivalents totaled $52.0 million.

Conference Call Information and Forward-Looking Statements
Later today, the Company will host a conference call at 1:30 p.m. PT (4:30 p.m. ET) to review its results of operations for the second quarter ended June 30, 2021. The conference call will be available to interested parties by dialing 800-582-4096 from the U.S. or Canada, or 212-231-2918 from international locations. The call will be broadcast via the Internet at www.nanthealth.com. Listeners are encouraged to visit the website at least 10 minutes prior to the start of the scheduled presentation to register, download and install any necessary audio software. A playback of the call will be archived and accessible on the same website for at least three months.

Discussion during the conference call may include forward-looking statements regarding topics such as the Company’s financial status and performance, regulatory and operational developments, and other comments the Company may make about its future plans or prospects in response to questions from participants on the conference call.

Use of Non-GAAP Financial Measures
This news release contains references to Non-GAAP financial measures, including adjusted net loss and adjusted net loss per share, which are financial measures that are not prepared in conformity with United States generally accepted accounting principles (U.S. GAAP). The Company’s management believes that the presentation of Non-GAAP financial measures provides useful supplementary information regarding operational performance, because it enhances an investor’s overall understanding of the financial results for the Company’s core business. Additionally, it provides a basis for the comparison of the financial results for the Company’s core business between current, past and future periods. Other companies may define these measures in different ways. Non-GAAP financial measures should be considered only as a supplement to, and not as a substitute for or as a superior measure to, financial measures prepared in accordance with U.S. GAAP. Non-GAAP per share numbers are calculated based on one class of common stock and do not incorporate the effects, if any, of using the two-class method.

About NantHealth, Inc.
NantHealth, a member of the NantWorks ecosystem of companies, provides enterprise solutions that help businesses transform complex data into actionable insights. By offering efficient ways to move, interpret and visualize complex and highly sensitive information, NantHealth enables customers in healthcare, life sciences, logistics, telecommunications and other industries to automate, understand and act on data while keeping it secure and scalable. NantHealth’s product portfolio comprises the latest technology in payer/provider collaboration platforms for real-time coverage decision support (Eviti and NaviNet), and data solutions that provide multi-data analysis, reporting and professional services offerings (Quadris). The OpenNMS Group, Inc., a NantHealth subsidiary, helps businesses monitor and manage network health and performance. For more information, visit nanthealth.com, follow us on Twitter, Facebook, LinkedIn and YouTube and subscribe to our blog.

This news release contains certain statements of a forward-looking nature relating to future events or future business performance. Forward-looking statements can be identified by the words “expects,” “anticipates,” “believes,” “intends,” “estimates,” “plans,” “will,” “outlook” and similar expressions. Forward-looking statements are based on management’s current plans, estimates, assumptions and projections, and speak only as of the date they are made. Risks and uncertainties include, but are not limited to: our ability to successfully integrate a complex learning system to address a wide range of healthcare issues; our ability to successfully amass the requisite data to achieve maximum network effects; appropriately allocating financial and human resources across a broad array of product and service offerings; raising additional capital as necessary to fund our operations; our ability to grow the market for our software and data solutions; successfully enhancing our software and data solutions to achieve market acceptance and keep pace with technological developments; customer concentration; competition; security breaches; bandwidth limitations; our ability to integrate The OpenNMS Group, Inc. into our operations; our use and distribution of open source software; our ability to obtain necessary regulatory approvals, certifications and licenses; dependence upon senior management; the need to comply with and meet applicable laws and regulations; unexpected adverse events; and anticipated cost savings. We undertake no obligation to update any forward-looking statement in light of new information or future events, except as otherwise required by law. Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and are generally beyond our control. Actual results or outcomes may differ materially from those implied by the forward-looking statements as a result of the impact of a number of factors, many of which are discussed in more detail in our reports filed with the Securities and Exchange Commission.

FINANCIAL TABLES FOLLOW

NantHealth, Inc.
Consolidated Balance Sheets
(Dollars in thousands)

	June 30, 2021	December 31, 2020
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$51,993	$22,787
Accounts receivable, net	4,629	3,273
Related party receivables, net	704	1,031
Prepaid expenses and other current assets	3,936	3,504
Total current assets	61,262	30,595
Property, plant, and equipment, net	12,648	13,102
Goodwill	98,333	98,333
Intangible assets, net	43,504	47,969
Related party receivable, net of current	1,144	823
Operating lease right-of-use assets	6,740	7,539
Other assets	1,648	1,927
Total assets	$225,279	$200,288

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$2,323	$5,122
Accrued and other current liabilities	11,983	13,975
Deferred revenue	1,251	1,166
Related party payables, net	4,550	4,238
Notes payable	—	268
Related party convertible note, net	4,988	9,411
Convertible notes, net	4,473	90,578
Total current liabilities	29,568	124,758
Deferred revenue, net of current	1,240	393
Related party liabilities	34,653	31,091
Related party promissory note	112,666	112,666
Related party convertible note, net	62,234	—
Convertible notes, net	74,563	—
Deferred income taxes, net	1,672	1,853
Operating lease liabilities	7,261	8,170
Other liabilities	37,527	32,757
Total liabilities	361,384	311,688
Commitments and Contingencies (Note 14)

Stockholders' deficit
Common stock, $0.0001 par value per share, 750,000,000 shares authorized; 115,204,656 and 111,284,733 shares issued and outstanding at June 30, 2021 and December 31, 2020, respectively	12	11
Additional paid-in capital	889,189	891,583
Accumulated deficit	(1,025,349)	(1,003,210)
Accumulated other comprehensive loss	(122)	(168)
Total NantHealth stockholders' deficit	(136,270)	(111,784)
Noncontrolling interests	165	384
Total stockholders' deficit	(136,105)	(111,400)
Total liabilities and stockholders' deficit	$225,279	$200,288

NantHealth, Inc.
Consolidated Statements of Operations
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenue
Software-as-a-service related	$15,504	$17,521	$31,261	$35,642
Maintenance	413	—	795	—
Professional services	173	—	200	—
Total software-related revenue	16,090	17,521	32,256	35,642
Other	—	64	3	123
Total net revenue	16,090	17,585	32,259	35,765

Cost of Revenue:
Software-as-a-service related	5,444	5,916	10,979	11,617
Maintenance	270	—	477	—
Professional services	1	—	7	—
Amortization of developed technologies	1,247	1,143	2,494	2,286
Total software-related cost of revenue	6,962	7,059	13,957	13,903
Other	47	259	93	611
Total cost of revenue	7,009	7,318	14,050	14,514

Gross Profit	9,081	10,267	18,209	21,251

Operating Expenses
Selling, general and administrative	11,837	11,995	24,340	24,422
Research and development	4,849	4,215	9,862	7,765
Amortization of acquisition-related assets	985	866	1,971	1,733
Total operating expenses	17,671	17,076	36,173	33,920

Loss from operations	(8,590)	(6,809)	(17,964)	(12,669)
Interest expense, net	(3,803)	(4,773)	(7,371)	(9,430)
Other expense, net	(3,051)	(6,751)	(5,621)	(3,297)
Loss from related party equity method investment	—	(29,918)	—	(31,702)
Loss from continuing operations before income taxes	(15,444)	(48,251)	(30,956)	(57,098)
Provision for (benefit from) income taxes	6	4	(2)	97
Net loss from continuing operations	(15,450)	(48,255)	(30,954)	(57,195)
Income (loss) from discontinued operations, net of tax attributable to NantHealth	19	(34)	24	31,971
Net loss	(15,431)	(48,289)	(30,930)	(25,224)
Net loss attributable to noncontrolling interests	(128)	—	(219)	—
Net loss attributable to NantHealth	$(15,303)	$(48,289)	$(30,711)	$(25,224)

Basic and diluted net (loss) income per share attributable to NantHealth:
Continuing operations - common stock	$(0.13)	$(0.44)	$(0.27)	$(0.52)
Discontinued operations - common stock	$—	$—	$—	$0.29
Total net loss per share - common stock	$(0.13)	$(0.44)	$(0.27)	$(0.23)

Weighted average shares outstanding
Basic and diluted - common stock	114,512,542	110,831,456	112,924,619	110,731,925

NantHealth, Inc.
Non-GAAP Net Loss from Continuing Operations Attributable to NantHealth and
Non-GAAP Net Loss Per Share from Continuing Operations Attributable to NantHealth
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net loss from continuing operations attributable to NantHealth	$(15,322)	$(48,255)	$(30,735)	$(57,195)
Adjustments to GAAP net loss from continuing operations attributable to NantHealth:
Loss on Exchange and Prepayment of 2016 Notes	742	—	742	—
Loss from related party equity method investment	—	29,918	—	31,702
Stock-based compensation expense from continuing operations	851	396	1,734	1,128
Change in fair value of derivatives liability	—	58	(4)	63
Change in fair value of Bookings Commitment	2,340	6,855	4,803	3,727
Noncash interest expense related to convertible notes	374	1,593	697	3,135
Intangible amortization from continuing operations	2,212	2,009	4,425	4,019
Securities litigation costs	—	—	—	(103)
Tax (benefit) provision resulting from certain noncash tax items	(45)	(36)	(88)	(36)
Total adjustments to GAAP net loss from continuing operations attributable to NantHealth	6,474	40,793	12,309	43,635
Net loss from continuing operations attributable to NantHealth - Non-GAAP	$(8,848)	$(7,462)	$(18,426)	$(13,560)

Weighted average basis common shares outstanding	114,512,542	110,831,456	112,924,619	110,731,925

Net loss per common share from continuing operations attributable to NantHealth - Non-GAAP	$(0.08)	$(0.07)	$(0.16)	$(0.12)

Reconciliation of Net Loss per Common Share from Continuing Operations Attributable to NantHealth to Net Loss per Common Share from Continuing Operations Attributable to NantHealth - Non-GAAP
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net loss per common share from continuing operations attributable to NantHealth	$(0.13)	$(0.44)	$(0.27)	$(0.52)
Adjustments to GAAP net loss per common share from continuing operations attributable to NantHealth:
Loss on Exchange and Prepayment of 2016 Notes	0.01	—	0.01	—
Loss from related party equity method investment	—	0.28	—	0.29
Stock-based compensation expense from continuing operations	0.01	—	0.02	0.01
Change in fair value of derivatives liability	—	—	—	—
Change in fair value of Bookings Commitment	0.01	0.06	0.03	0.03
Noncash interest expense related to convertible notes	—	0.01	0.01	0.03
Intangible amortization from continuing operations	0.02	0.02	0.04	0.04
Securities litigation costs	—	—	—	—
Tax (benefit) provision resulting from certain noncash tax items	—	—	—	—
Total adjustments to GAAP net loss per common share from continuing operations attributable to NantHealth	0.05	0.37	0.11	0.40
Net loss per common share from continuing operations attributable to NantHealth - Non-GAAP	$(0.08)	$(0.07)	$(0.16)	$(0.12)